Exhibit 99.1

Adial Pharmaceuticals Announces Reverse Stock Split to Regain Compliance with Nasdaq’s Minimum Bid Price Requirement and Reduce the Public Float

Common Stock Will Begin Trading on Split-Adjusted Basis on August 7, 2023

Charlottesville, VA – August 4, 2023 – Adial Pharmaceuticals, Inc. (NASDAQ: ADIL; ADILW) (“Adial” or the “Company”), a clinical-stage biopharmaceutical company focused on developing therapies for the treatment and prevention of addiction and related disorders, today announced that it will effect a 1-for-25 reverse stock split (“reverse split”) of its common stock, par value $0.001 per share (“Common Stock”), that will become effective on August 4, 2023 at 11:59 p.m. Eastern Time. Adial’s Common Stock will continue to trade on the Nasdaq Capital Market (“Nasdaq”) under the symbol “ADIL” and will begin trading on a split-adjusted basis when the Nasdaq opens on August 7, 2023 (“Effective Time”). The new CUSIP number for the Common Stock following the reverse split will be 00688A 205.

On April 12, 2023, Adial held a Special Meeting of Stockholders in which the Company’s stockholders approved the reverse split. The 1-for-25 reverse stock split will proportionally reduce the number of outstanding shares of Company Common Stock from approximately 30.5 million shares to approximately 1.2 million shares and the ownership percentage of each shareholder will remain unchanged other than as a result of fractional shares. Proportional adjustments will be made to the number of shares of Adial’s Common Stock issuable upon exercise or conversion of the Company’s outstanding equity awards and warrants, as well as the applicable exercise price. There will be no change to the total number of authorized shares of Company Common Stock as set forth in the Certificate of Incorporation of the Company, as amended.

Among other considerations, the reverse split is intended to bring the Company into compliance with the minimum bid price requirement for maintaining the listing of its Common Stock on the Nasdaq Capital Market, and to make the bid price more attractive to a broader group of institutional and retail investors. The Nasdaq Capital Market requires, among other things, that a listing company’s common stock maintain a minimum bid price of at least $1.00 per share.

“We have made continued progress on our partnering and regulatory strategies, as illustrated by the recent positive feedback we have received from relevant global regulatory bodies,” stated Cary Claiborne, CEO of Adial Pharmaceuticals. “Nevertheless, similar to other micro-cap and biotech companies, we have faced a challenging capital markets environment. We believe this reverse split will not only allow us to regain compliance with Nasdaq’s minimum bid price requirement, but also tighten the public float in our stock, enabling us to attract a broader universe of investors. We remain highly encouraged by the outlook for the business and look forward to providing updates on our progress as we advance a number of key strategic initiatives around AD04, our genetically targeted, serotonin-3 receptor antagonist for the treatment of Alcohol Use Disorder.”

The Company’s transfer agent, VStock Transfer, LLC, which is also acting as the paying agent for the reverse split, will provide instructions to stockholders regarding the process for exchanging stock certificates. Any person who would otherwise be entitled to a fractional share of Common Stock as a result of the reclassification and combination following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder) shall be entitled to receive a cash payment equal to the number of shares of the Common Stock held by such stockholder before the Reverse Stock Split that would otherwise have been exchanged for such fractional share interest multiplied by the average closing sales price of the Common Stock as reported on the Nasdaq for the ten days preceding the Effective Time.

About Adial Pharmaceuticals, Inc.

Adial Pharmaceuticals is a clinical-stage biopharmaceutical company focused on the development of therapies for the treatment and prevention of addiction and related disorders. The Company’s lead investigational new drug product, AD04, is a genetically targeted, serotonin-3 receptor antagonist, therapeutic agent for the treatment of Alcohol Use Disorder (AUD) in heavy drinking patients and was recently investigated in the Company’s ONWARD™ pivotal Phase 3 clinical trial for the potential treatment of AUD in subjects with certain target genotypes (estimated to be approximately one-third of the AUD population) identified using the Company’s proprietary companion diagnostic genetic test. ONWARD showed promising results in reducing heavy drinking in heavy drinking patients, and no overt safety or tolerability concerns. AD04 is also believed to have the potential to treat other addictive disorders such as Opioid Use Disorder, gambling, and obesity. Additional information is available at www.adial.com.

Forward Looking Statements

This communication contains certain “forward-looking statements” within the meaning of the U.S. federal securities laws. Such statements are based upon various facts and derived utilizing numerous important assumptions and are subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing. The forward-looking statements include statements regarding the reverse stock split allowing us to regain compliance with Nasdaq’s minimum bid price requirement, and also tighten the public float in our stock, enabling us to attract a broader universe of investors and providing updates on our progress as we advance a number of key strategic initiatives around AD04. Any forward-looking statements included herein reflect our current views, and they involve certain risks and uncertainties, including, among others, our ability to regain and maintain compliance with the Nasdaq’s minimum bid price and tighten our float, the ability to pursue our regulatory strategy, our ability to advance ongoing partnering discussions, our ability to execute on our business strategy and bring AD04 to large markets in the most cost-effective and timely manner, our ability to exclusively focus on advancing AD04 through potential regulatory approval and prioritize our resources accordingly, our ability to obtain regulatory approvals for commercialization of product candidates or to comply with ongoing regulatory requirements, our ability to develop strategic partnership opportunities and maintain collaborations, our ability to obtain or maintain the capital or grants necessary to fund our research and development activities, our ability to retain our key employees, our ability to complete clinical trials on time and achieve desired results and benefits as expected, regulatory limitations relating to our ability to promote or commercialize our product candidates for specific indications, acceptance of our product candidates in the marketplace and the successful development, marketing or sale of our products, our ability to maintain our license agreements, the continued maintenance and growth of our patent estate and our ability to retain our key employees or maintain our Nasdaq listing,. These risks should not be construed as exhaustive and should be read together with the other cautionary statement included in our Annual Report on Form 10-K for the year ended December 31, 2022, subsequent Quarterly Reports on Form 10-Q and current reports on Form 8-K filed with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it was initially made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, unless required by law.

Contact:

Crescendo Communications, LLC

David Waldman / Alexandra Schilt

Tel: 212-671-1020

Email: ADIL@crescendo-ir.com